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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 30, 2004

                        Commission file number 001-16189

                                  NISOURCE INC.

             (Exact Name of Registrant as Specified in its Charter)

                     Delaware                              35-2108964
         -------------------------------                -----------------
          (State or other jurisdiction of               (I.R.S. Employer
          incorporation or organization)               Identification No.)

              801 East 86th Avenue
              Merrillville, Indiana                          46410
        -------------------------------                -----------------
    (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (877) 647-5990

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit
Number                               Description
------                               -----------
 99.1     Press Release, dated April 30, 2004, issued by NiSource Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 30, 2004, NiSource Inc. (the "Company") reported its results for the fiscal year ended March 31, 2004. The Company's press release, dated April 30, 2004, is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NiSource Inc.
                                        ----------------------------------------
                                                    (Registrant)

Date: April 30, 2004                By:          /s/ Jeffrey W. Grossman
                                        ----------------------------------------
                                                   Jeffrey W. Grossman
                                             Vice President and Controller

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EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------
 99.1      Press Release, dated April 30, 2004, issued by NiSource Inc.